BILTMORE EQUITY FUND
(A Portfolio of The Biltmore Funds)

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1995

Effective immediately, Frank N. Donnelly has assumed co-management responsibilities for the Biltmore Equity Fund. Accordingly, please replace the fourth paragraph under the sub-heading "Adviser's Background" which begins on page 7 with the following:
     "The Fund's portfolio managers are Frank N. Donnelly, F. Stanley King and Michael O. Mercer. Mr. Donnelly assumed co-management responsibilities in 1995. Mr. King and Mr. Mercer have co-managed the Fund since its inception."
In addition, please add the following biography as the fifth paragraph:
     "Mr. Donnelly is Senior Vice President and Senior Investment Officer in institutional portfolio management for Wachovia Asset Management in Atlanta. Mr. Donnelly joined Wachovia Capital Management as a counselor in 1987. He became an institutional portfolio manager in Atlanta in 1990. He received his bachelor of science degree in economics from Siena College in 1971 and an MBA from Babcock School of Management, Wake Forest University in 1983."


                                                                December 6, 1995

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